Exhibit 4.1

INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

CERTIFICATE NO.

FIRST pactrust BANCORP, INC. TM

THIS CERTIFIES THAT

8.00% Preferred Noncumulative Stock, Series Perpetual C

NUMBER OF SHARES

CUSIP: 33589V507

COUNTERSIGNED AND REGISTERED

REGISTRAR AND TRANSER COMPANY (CRANFORD, NJ) TRANSFER AGENT AND REGISTRAR BY

AUTHORIZED SIGNATURE

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF 8.00% NONCUMULATIVE PERPETUAL PREFERRED STOCK, SERIES C, $0.01 PAR VALUE OF FIRST PACTRUST BANCORP, INC., a Maryland corporation (the “Corporation”), transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Charter and Bylaws of the Corporation, each as now or hereafter amended, to all of which the holder hereof by acceptance hereby assents.

This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CHIEF EXECUTIVE OFFICER

COPORATE SECRETARY

FIRST PACTRUST BANCORP INC.

CORPORATE SEAL MARCH 26, 2002 MARY LAND

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

UNIF GIFT MIN ACT - _______ Custodian ________
(Cust) (Minor)
under Uniform Gifts to Minors Act ______________
(State)

TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHERIDENTIFYING NUMBER OF ASSIGNEE

____

For value received, ______________________ do hereby sell, assign and transfer unto

____ Shares

of the Noncumulative Perpetual Preferred Stock, Series C, represented by the within Certificate, and do hereby irrevocably constitute and appoint,

____ Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: _______________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN "ELIGIBLE GUARANTOR INSTITUTION" WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
SIGNATURE GUARANTEED BY:

Notice: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

FIRST PACTRUST BANCORP, INC.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER ON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, OF THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF PREFERRED OR SPECIAL CLASS OF STOCK WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, TO THE EXTENT THEY HAVE BEEN SET, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES OF A PREFERRED OR SPECIAL CLASS OF STOCK. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE CORPORATION'S TRANSFER AGENT.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.